                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 1999.



                                  ADAPTEC, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      0-15071                        94-2748530
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission File               (I.R.S. Employer
                                      Number)                   Identification No.)


691 S. MILPITAS BLVD., MILPITAS, CALIFORNIA                             95035
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (408) 945-8600
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



This document consists of 8 pages, excluding exhibits, of which this is page 1.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 6, 1998, Adaptec, Inc. ("Adaptec" or the "Company") entered into an agreement with Texas Instruments, Incorporated ("TI"), a Delaware Corporation, under which certain assets of the Company's high-end Peripheral Technology Solutions ("PTS") business were transferred to TI for approximately $8.5 million in cash, including sales tax reimbursement of $0.2 million. The Company received cash proceeds of approximately $4.5 million upon consummation of the asset purchase agreement. The outstanding balance of $4.0 million is due and payable in two equal installments scheduled for February and May of 1999.

         On January 15, 1999, STMicroelectronics, Inc. ("ST"), a Delaware corporation, acquired certain assets and obtained certain intellectual property rights of the Company's mainstream PTS business for a purchase price of approximately $72.1 million in cash, including sales tax reimbursement of $0.4 million.

         The substance of the two transactions was the disposal of substantially all the assets, rights and business of the PTS business, excluding accounts receivable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired: Not applicable
         (b)      Pro forma financial information:

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the historical condensed consolidated balance sheet of Adaptec at December 31, 1998, adjusted to give effect to the PTS disposition as if it had occurred as of that date.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical consolidated financial statements and notes thereto and the narrative sections included elsewhere herein. Because the sale of assets to ST occurred subsequent to January 1, 1999, actual adjustments and balances will vary from those presented in the Pro Forma Condensed Consolidated Balance Sheet. However, management believes that any differences between actual adjustments and pro forma adjustments will not have a material effect on the pro forma financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended March 31, 1998 and the nine months ended December 31, 1998 are based upon the historical condensed consolidated statements of operations of the Company for the respective periods after giving effect to pro forma adjustments described in the notes thereto as if the PTS disposition had been consummated on April 1, 1997 and April 1, 1998, respectively.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company as previously filed in the Company's annual report on Form 10-K and the narrative sections included elsewhere herein. The Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations would have been for the periods had the transaction occurred on April 1, 1997 and April 1, 1998, respectively, and do not purport to indicate the results of future operations.

                                  ADAPTEC, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1998
                                   (UNAUDITED)

                                                          Pro Forma
                                                         Adjustments
                                                          Reflecting
                                                             PTS
                                           Historical    Disposition     As Adjusted
                                           ----------    -----------     -----------
         ASSETS

Current assets
     Cash and marketable securities        $  655,554    $76,079  (A)     $  731,633
     Accounts receivable, net                  80,357         --              80,357
     Inventories                               48,600     (2,501) (B)         46,099
     Prepaid expenses and other               108,674     (4,543) (B)        104,131
                                           ----------    --------        -----------
         Total current assets                 893,185     69,035             962,220
Property and equipment, net                   185,551     (5,699) (B)        179,852
Other assets                                   38,439     (4,836) (B)         33,603
                                           ----------    --------        -----------
                                            1,117,175     58,500           1,175,675
                                           ==========    ========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long term debt     $       --    $    --          $       --
     Note payable                                  --         --                  --
     Accounts payable                          36,945         --              36,945
     Accrued liabilities                       78,778     13,037 (C)         112,273
                                                          20,458 (D)
                                           ----------    --------        -----------
         Total current liabilities            115,723     33,495             149,218
                                           ----------    --------        -----------
Convertible subordinated notes                230,000         --             230,000
                                           ----------    --------        -----------
Stockholders' equity:
     Common stock                                 108         --                 108
     Additional paid-in capital               236,847         --             236,847
     Retained earnings                        534,497     25,005 (E)         559,502
                                           ----------    --------        -----------
         Total stockholders' equity           771,452     25,005             796,457
                                           ----------    --------        -----------
                                            1,117,175     58,500           1,175,675
                                           ==========    ========        ===========

The accompanying notes are in integral part of these unaudited pro forma condensed consolidated financial statements.

                                  ADAPTEC, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)



The PTS disposition pro forma adjustments have been made to reflect the following:

     (A) Consideration of $76.1 million still to be received related to the disposition of PTS. Approximately $4.5 million relating to the sale to TI was received in November 1998. The remaining $4.0 million which is due in two equal installments of $2.0 million was classified in the December 31, 1998 balance sheet as part of prepaid expenses and other. This amount was reclassified to cash in the pro forma adjustments.

     (B) Elimination of assets associated with PTS. These assets include goodwill of $4.8 million associated with the Analog Devices, Inc. acquisition. The goodwill was eliminated as the technology and other intangible assets associated with this acquisition was sold to ST. The balance of the assets eliminated relate to inventory, equipment and other immaterial assets sold in conjunction with the sale of the PTS business.

     (C) Transaction costs associated with the PTS disposition. Transaction costs include legal, accounting and consulting costs associated with the sale of the PTS business as well as termination costs of employees associated with the PTS business.

     (D) Income taxes payable associated with taxing the anticipated gain at 45%. The tax rate of 45% is higher than statutory rates due to book write-offs which were offset against sale proceeds and are not deductible for tax purposes.

     (E)  Anticipated gain on PTS disposition, net of related taxes.

                                  ADAPTEC, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       Nine months ended December 31, 1998
                                   (UNAUDITED)


                                                                     Pro Forma
                                                                    Adjustments
                                                                    Reflecting
                                                                        PTS
                                                      Historical    Disposition     As Adjusted
                                                      ----------    -----------     -----------
Net revenues                                          $  508,424    $84,791 (A)     $  423,633
Cost of revenues                                         217,544     59,300 (B)        158,244
                                                      ----------    --------        -----------
Gross profit                                             290,880     25,491            265,389
                                                      ----------    --------        -----------
Operating expenses:
     Research and development                            119,970     29,165 (C)         90,805
     Sales, marketing and administrative                 134,661      8,058 (D)        126,603
     Write-off of acquired in-process technology          65,762     26,380 (E)         39,382
     Restructuring and other charges                      62,187         --             62,187
                                                      ----------    --------        -----------
Total operating expenses                                 382,580     63,603            318,977
                                                      ----------    --------        -----------
     Loss from operations                                (91,700)   (38,112)           (53,588)
Interest income                                           24,961         --             24,961
Interest expense                                          (9,106)        --             (9,106)
                                                      ----------    --------        -----------
     Loss from operations before benefit
         for income taxes                                (75,845)   (38,112)           (37,733)
Benefit for income taxes                                    (974)    (3,037) (G)         2,063
                                                      ----------    --------        -----------
     Net loss                                         $  (74,871)  $(35,075)        $  (39,796)
                                                      ==========    ========        ===========
Net loss per common share:
     Basic                                            $    (0.67)                   $    (0.36)
                                                      ==========                    ===========
     Diluted                                          $    (0.67)                   $    (0.36)
                                                      ==========                    ===========

Shares used in computing net loss per
     common share:
     Basic                                               111,274                       111,274
                                                      ==========                    ===========
     Diluted                                             111,274                       111,274
                                                      ==========                    ===========

The accompanying notes are in integral part of these unaudited pro forma condensed consolidated financial statements.

                                  ADAPTEC, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            Year ended March 31, 1998
                                   (UNAUDITED)

                                                                              Pro Forma
                                                                             Adjustments
                                                                             Reflecting
                                                                                 PTS
                                                              Historical     Disposition    As Adjusted
                                                              ----------     -----------    -----------
Net revenues                                                  $1,007,293     $249,786 (A)   $   757,507
Cost of revenues                                                 391,100      135,101 (B)       255,999
                                                              ----------     --------       -----------
Gross profit                                                     616,193      114,685           501,508
                                                              ----------     --------       -----------
Operating expenses:
   Research and development                                      169,022       45,929 (C)       123,093
   Sales, marketing and administrative                           215,624       13,318 (D)       202,306
   Write-off of acquired in-process technology                        --           -- (E)            --
   Restructuring and other charges                                 6,715        3,215 (F)         3,500
                                                              ----------     --------       -----------
Total operating expenses                                         391,361       62,462           328,899
                                                              ----------     --------       -----------
   Income from operations                                        224,832       52,223           172,609
                                                              ----------     --------       -----------
Interest income                                                   32,899           --            32,899
Interest expense                                                 (12,402)          --           (12,402)
                                                              ----------     --------       -----------
                                                                  20,497           --            20,497
                                                              ----------     --------       -----------
   Income before income taxes and cumulative
     effect of a change in accounting principle                  245,329       52,223           193,106
Provision for income taxes                                        63,452       13,758            49,694
                                                              ----------     --------       -----------
   Income before cumulative effect of a change
     in accounting principle                                     181,877       38,465           143,412
Cumulative effect of a change in accounting principle             (9,000)          --            (9,000)
                                                              ----------     --------       -----------
   Net income                                                 $  172,877     $ 38,465       $   134,412
                                                              ==========     ========       ===========
Net income per common share:
   Basic
     Income before cumulative effect of a change
       in accounting principle                                $     1.61                    $      1.27
     Cumulative effect of a change in accounting principle         (0.08)                         (0.08)
                                                              ----------                    -----------
     Net income                                               $     1.53                    $      1.19
                                                              ==========                    ===========
   Diluted
     Income before cumulative effect of a change
       in accounting principle                                $     1.54                    $      1.21
     Cumulative effect of a change in accounting principle         (0.08)                         (0.08)
                                                              ----------                    -----------
     Net income                                               $     1.46                    $      1.13
                                                              ==========                    ===========
Shares used in computing net income per common share:
   Basic                                                         113,172                        113,172
                                                              ==========                    ===========
   Diluted                                                       118,432                        118,432
                                                              ==========                    ===========

The accompanying notes are in integral part of these unaudited pro forma condensed consolidated financial statements.

                                  ADAPTEC, INC.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)



The PTS disposition pro forma adjustments have been made to reflect the following:

     (A)  Reduction in revenues due to PTS disposition.

     (B)  Reduction in cost of revenues due to PTS disposition.

     (C) Reduction in research and development for costs associated with PTS operations.

     (D) Reduction in sales, marketing and administrative for costs associated with PTS operations.

     (E) Reduction in write-off of in-process technology related to the Analog Devices, Inc. acquisition as this business was included in the PTS operations.

     (F) Reduction in restructuring and other charges for costs attributable to the PTS operations.

     (G) The tax effect of pro forma adjustments are at the Company's effective tax rates in effect during those periods, net of book write-offs for which no tax benefit is derived.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS (CONT.)

         (c)  Exhibits:

                           EXHIBIT
              NUMBER       DESCRIPTION
              ------       ------------
                2.1        Asset Purchase Agreement between Texas Instruments, Incorporated and Adaptec, Inc. dated November 6, 1998.

                2.2        Asset Acquisition Agreement among Adaptec, Inc., Adaptec Mfg.(s)
                           Pte. Ltd. and ST Microelectronics, Inc. dated January 15, 1999.

                2.3        Amendment No. 1 to Asset Acquisition Agreement among Adaptec,
                           Inc., Adaptec Mfg.(s) Pte. Ltd. and ST Microelectronics, Inc.
                           dated January 15, 1999.

               99.1        Press release dated January 18, 1999 with respect
                           to the sale of the Peripheral Technology Solutions business.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 15, 1999                ADAPTEC, INC.


                                       By: \s\ANDREW J. BROWN
                                           -------------------------------------
                                           Andrew J. Brown, Vice-President
                                           and Chief Financial Officer


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